UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 28, 2010
Date of Report (date of earliest event reported)
SKYPEOPLE FRUIT JUICE, INC.
(Exact name of Registrant as specified in its charter)
Florida	000-32249	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
16F, National Development Bank Tower, No. 2, Gaoxin 1st Road, Xi’an, China
(Address of principal executive offices, including zip code)
011-86-29-88377216
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 28, 2010, SkyPeople Fruit Juice, Inc. (the “Company”) held its Annual Meeting of Shareholders. At the Annual Meeting, the shareholders voted upon the election of five directors of the Company for terms expiring in 2011. The final voting results are described as follows:

Proposal to elect five directors for one-year terms

	For	Withheld	Broker Non-Votes
Guolin Wang	15,118,368	39,096	5,252,653
Norman Ko	15,119,118	38,346	5,252,653
John Smagula	15,118,368	39,096	5,252,653
Xiaoqin Yan	14,982,428	175,036	5,252,653
Yonke Xue	14,981,678	175,786	5,252,653

All of SkyPeople Fruit Juice, Inc’s nominees were elected, with each nominee receiving a plurality of the votes cast.

There is no proposal for other business as may properly come before the meeting or any adjournment thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYPEOPLE FRUIT JUICE, INC.

Date: July 1, 2010	By: /s/ Spring Liu Spring Liu Chief Financial Officer